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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): October 23, 2002


                         AMERICAN BIO MEDICA CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

           New York                        0-28666                   14-1702188
------------------------------    ------------------------     ----------------------
      (State or Other             (Commission File Number)         (IRS Employer
Jurisdiction of Incorporation)                                 Identification Number)

              122 Smith Road, Kinderhook, NY                  12106
         ----------------------------------------           ----------
         (Address of Principal Executive Offices)           (Zip Code)


       Registrant's telephone number, including area code: (800) 227-1243

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ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         On October 23, 2002, the Board of Directors of the Registrant accepted the resignation of Robert L. Aromando, Jr. from the Registrant's Board of Directors. The Registrant is unaware of any disagreement Mr. Aromando has with the Registrant on any matter relating to the Registrant's operations, policies or practices, nor has Mr. Aromando provided a letter outlining any such disagreements.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  The following exhibits are filed with this report on Form 8-K:

                  17.1 Letter of resignation from Robert L. Aromando, Jr. dated October 21, 2002.




























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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERICAN BIO MEDICA CORPORATION (Registrant)


Dated:  October 24, 2002

                                    By: /s/ Keith E. Palmer
                                        ----------------------------------------
                                        Keith E. Palmer
                                        Chief Financial Officer





























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                                  Exhibit Index


Exhibit No.        Description                                         Page No.
-----------        -----------                                         --------
   17.1            Letter of resignation from Robert L.                   5
                   Aromando, Jr. dated October 21, 2002



































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